United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2022

Midland States Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 17, 2022, Midland States Bancorp, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with, Keefe Bruyette & Woods, Inc., Raymond James & Associates, Inc. and Piper Sandler & Co., as representatives for the several underwriters named in the Underwriting Agreement (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment underwritten public offering (the “Offering”) of 4,600,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of 7.750% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, $2.00 par value per share (the “Series A Preferred Stock”), of the Company, with a liquidation preference of $1,000 per share of Series A Preferred Stock (equivalent to $25 per Depositary Share). The Underwriting Agreement includes customary representations, warranties and covenants by each of the Company and the Underwriters related to the offering. The Company also agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 17, 2022, among Midland States Bancorp, Inc., Keefe Bruyette & Woods, Inc., Raymond James & Associates, Inc. and Piper Sandler & Co., as representatives for the several underwriters named therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2022	Midland States Bancorp, Inc.

	By:	/s/ Douglas J. Tucker
Douglas J. Tucker
Senior Vice President and Corporate Counsel